UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549



                                FORM 8-K

                             Current Report
                              Pursuant to
                        Section 13 or 15(d) of
                The Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  July 11, 1997



                    ALLMERICA FINANCIAL CORPORATION
        (Exact name of Registrant as specified in its charter)




Delaware                         1-13754              04-3263626
(State or other             (Commission File     (I.R.S. Employer I.D.
jurisdic-                         Number)               Number)
tion of Incorporation)




           440 Lincoln Street, Worcester, Massachusetts 01653
               (Address of Principal Executive Offices)
                             (Zip Code)

                          (508) 855-1000
           (Registrant's Telephone Number including area code)



                          Page 1 of 5 pages
                       Exhibit Index on page 4




Item 5.  Other Events.

     On July 11, 1997, Citizens Corporation, a primary operating subsidiary of Allmerica Financial Corporation, announced that third quarter results will be impacted by an estimated $10 million in pre-tax catastrophe losses resulting from tornadoes and windstorms which struck Michigan during the first week of July. The charge is expected to result in a reduction of third quarter earnings per share for Allmerica Financial Corporation of approximately six
cents.   A copy of the press release is attached as Exhibit 1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

Exhibit 1 Press Release dated July 11, 1997, announcing Citizens Corporation expects $10 million charge in third quarter for July tornado losses.

SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALLMERICA FINANCIAL
                                     CORPORATION


                                     By:  /s/ Edward J. Parry III  ,
                                          Edward J. Parry III
                                          Vice President, Chief Financial
                                          Officer, and Treasurer


Date:  July 11, 1997

Exhibit Index

Exhibit 1 Press Release dated July 11, 1997, announcing Citizens Corporation expects $10 million charge in third quarter for July tornado losses.

                                   EXHIBIT 1


                 CITIZENS CORPORATION EXPECTS $10 MILLION CHARGE
                   IN THIRD QUARTER FOR JULY TORNADO LOSSES


WORCESTER, Mass., July 11, 1997 - Citizens Corporation (NYSE: CZC) today announced that it expects to incur an estimated $10 million in pretax catastrophe losses resulting from tornadoes and windstorms which struck Michigan during the first week of July. This anticipated charge is expected to be reflected in the company's third quarter results.

The charge is expected to result in a reduction of third quarter earnings per share for Citizens of approximately 18 cents. Third quarter results for Allmerica Financial Corporation (NYSE: AFC), Citizens' majority parent, are expected to be impacted by six cents per share.

Citizens expects gross pretax losses of about $15 million from the storms. The company has reinsurance for 95 percent of the catastrophe losses above $10 million.

Citizens Corporation is the holding company for Citizens Insurance company of America, a leading underwriter of personal and commercial property and casualty insurance in the Midwest. It is a subsidiary of Allmerica Financial, a diversified group of insurance and financial services companies headquartered in Worcester, Mass.

AF-32.00
7/97

CONTACTS:             Investors:                   Media:
                      Jean Peters                  Michael F. Buckley
                     (508) 855-3599               (508) 855-3099

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